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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2003


                       Allegheny Technologies Incorporated
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       1-12001                    25-1792394
----------------------------       ----------------          -------------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


     1000 Six PPG Place, Pittsburgh, Pennsylvania               15222-5479
     -------------------------------------------------------- --------------
     (Address of principal executive offices)                   (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800





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ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS
        OF OPERATIONS AND FINANCIAL CONDITION).

        The following information is disclosed pursuant to Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance provided in SEC Release No. 33-8216.

        On July 23, 2003, Allegheny Technologies Incorporated issued a press release with respect to its second quarter 2003 earnings, a copy of which is filed as Exhibit 99.1 hereto.































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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ALLEGHENY TECHNOLOGIES INCORPORATED


                                By: /s/ Jon D. Walton
                                    ------------------------------
                                    Jon D. Walton
                                    Senior Vice President,
                                    Chief Legal and Administrative Officer

Dated: July 23, 2003

















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                                  EXHIBIT INDEX
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  Exhibit 99.1      Press Release dated July 23, 2003.





































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